Execution Version

EXHIBIT 10.37

2548/21798-049 CURRENT/120670196v8

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 11, 2020, by and among VINCE, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors signatory hereto, CRYSTAL FINANCIAL LLC (in its individual capacity, “Crystal”), as administrative agent and collateral agent under the Loan Documents (in such capacities, the “Agent”) and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Agent and the Lenders from time to time party thereto are parties to a Credit Agreement, dated as of August 21, 2018 (as amended, restated, amended and restated, supplemented, modified, or otherwise in effect from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”); and

WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders wish to further amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.Definitions.

Unless otherwise indicated, all capitalized terms used herein (including the preamble and the recitals) and not otherwise defined shall have the respective meanings provided to such terms in the Amended Credit Agreement.

SECTION 2.Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 of this Amendment, the Credit Agreement (excluding the schedules and exhibits thereto, which shall remain in full force and effect, unless expressly amended pursuant to this Amendment) is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted double underlined text (indicated textually in the same manner as the following example: double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom:

SECTION 3.Conditions of Effectiveness of this Amendment.  This Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived) (the “Fifth Amendment Effective Date”):

(a)execution and delivery of this Amendment by the Borrower, each Guarantor, the Agent and the Lenders;

(b)all action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the other Loan Parties of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent, including an officer’s certificate, dated as of the date hereof, certifying as to and (as applicable) attaching the Loan Parties’ organization documents (which to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority) or certifying as to no changes thereto since such documents were last delivered, the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party, and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;

(c)[reserved]

(d)the Borrower shall have (x) entered into the Third Lien Subordination Agreement and the Third Lien Loan Documents for Subordinated Indebtedness in an aggregate principal amount not to exceed $20,000,000, (y) received net proceeds of not less than $20,000,000 and applied such proceeds to the ABL Loans, and (z) provided to the Agent an executed copy of the Third Lien Subordination Agreement, the Third Lien Loan Documents and any other material documents related thereto, all in form and substance satisfactory to the Agent;

(e)the Agent shall have received an executed counterpart to the Fifth Amendment Fee Letter from the Borrower;

(f)the Agent shall have received UCC, tax lien, litigation, bankruptcy and intellectual property searches from all offices that Agent deems appropriate in its sole discretion;

(g)the Agent shall have received the Second Amendment to Intercreditor Agreement and Consent executed by the Required Lenders, ABL Agent, Required Lenders (as defined in the ABL Credit Agreement) and the Borrower and the Fifth Amendment to Credit Agreement (the “Fifth ABL Amendment”), executed by the ABL Agent and the Borrowers and Guarantors, each in form and substance reasonably satisfactory to the Agent;

(h)the Agent shall have received the unaudited financial statements required pursuant to Section 6.01(c) for the Fiscal Month ended October 3, 2020 and an accompanying calculation of the Consolidated Fixed Charge Coverage Ratio for the 12 month period then ended;

(i)the Agent shall have received an ABL Borrowing Base Certificate dated as of the date hereof showing the ABL Borrowing Base for the week ended December 5, 2020 and calculated after giving effect to the Fifth ABL Amendment; and

(j)the Borrower shall have ABL Excess Availability of at least $27,500,000.

SECTION 4.Representations and Warranties.  To induce the Agent and the Lenders to enter into this Amendment, the Borrower and each other Loan Party represents and warrants to the Agent and the Lenders on and as of the Fifth Amendment Effective Date that, in each case:

(a)all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Fifth Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects after taking into account such qualification and (y) any representation or warranty made as of a specific date shall be true and correct in all material respects (or all respects after taking into account such qualification, as the case may be) as of such date); and

(b)no Default or Event of Default exists as of the Fifth Amendment Effective Date, after giving effect to this Amendment and the waivers contained herein.

SECTION 5.[Reserved].

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents; Ratification.

(a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as set forth herein, and (ii) nothing in this Amendment shall affect or limit Agent’s or the Lenders’ right to demand payment of liabilities owing from Borrower to Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d)Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof.

(e) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent or any Issuer under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT

AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Electronic Execution.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms,  deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act, the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

SECTION 10. Release. BY EXECUTION OF THIS AMENDMENT, EACH LOAN PARTY ACKNOWLEDGES AND CONFIRMS THAT SUCH LOAN PARTY DOES NOT HAVE ANY OFFSETS, DEFENSES (OTHER THAN FOR PAYMENT ACTUALLY MADE), CLAIMS OR COUNTERCLAIMS AGAINST AGENT, ANY LENDER, OR CRYSTAL FINANCIAL LLC, OR ANY OF THEIR SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, PREDECESSORS, SUCCESSORS OR ASSIGNS WHETHER ASSERTED OR UNASSERTED.  EACH LOAN PARTY AND ITS SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, PREDECESSORS, EMPLOYEES, AGENTS, HEIRS AND EXECUTORS, AS APPLICABLE (COLLECTIVELY, “RELEASING PARTIES”), JOINTLY AND SEVERALLY, RELEASE AND FOREVER DISCHARGE AGENT, EACH LENDER, CRYSTAL FINANCIAL LLC AND THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS AND ASSIGNS, FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, SUITS, DEBTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXECUTIONS, CLAIMS,

COUNTERCLAIMS AND DEMANDS (“CLAIMS”) WHATSOEVER, ASSERTED OR UNASSERTED, IN LAW OR IN EQUITY WHICH THE RELEASING PARTIES EVER HAD OR NOW HAVE UPON OR BY REASON OF ANY MANNER, CAUSE, CAUSES OR THING WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY PRESENTLY EXISTING CLAIMS WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED, IN EACH CASE RELATED TO THE LOAN DOCUMENTS AND BASED ON FACTS THAT ARE EXISTING ON OR BEFORE THE FIFTH AMENDMENT EFFECTIVE DATE; PROVIDED, THAT, WITH RESPECT TO ANY RELEASING PARTIES, THE FOREGOING RELEASE SHALL NOT APPLY TO (W) ANY CLAIMS ARISING AS A RESULT OF NONCOMPLIANCE WITH, OR OTHER MATERIAL BREACH BY, SUCH RELEASEE OF THIS AMENDMENT, (X) ANY CLAIMS RESULTING FROM SUCH RELEASEE’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH, (Y) ANY CLAIMS REGARDING OBLIGATIONS OF SUCH RELEASEE UNDER THIS AMENDMENT OR (Z) ANY CLAIMS ARISING FROM DISPUTES ARISING SOLELY AMONG THE RELEASEES THAT DO NOT INVOLVE ANY ACT OR OMMISSION BY ANY RELEASING PARTY OR ITS AFFILIATES.  THE PROVISIONS OF THIS SECTION 10 SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE PAYMENT IN FULL OF THE OBLIGATIONS.

SECTION 11. Miscellaneous. Sections 10.04, 10.10, 10.12, 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated herein mutatis mutandis. This Amendment shall constitute a Loan Document.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

VINCE, LLC, as Borrower

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

VINCE INTERMEDIATE HOLDINGS, LLC, as a Guarantor

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

VINCE HOLDING CORP., as a Guarantor

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

REBECCA TAYLOR, INC., as a Guarantor

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

[Vince – Signature Page to Fifth Amendment]

                                                                         PARKER HOLDING, LLC, as a Guarantor

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

REBECCA TAYLOR rETAIL STORE, LLC, as a Guarantor

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

                                                                         PARKER LIFESTYLE, LLC, as a Guarantor

By: /s/ David Stefko

      Name: David Stefko

      Title: Interim Chief Executive Officer and Chief

    Financial Officer

[Vince – Signature Page to Fifth Amendment]

CRYSTAL FINANCIAL LLC, as Agent and a Lender

By: /s/ Mirko Andric

      Name: Mirko Andric

      Title: Senior Managing Director

CRYSTAL FINANCIAL SPV LLC, as a Lender

By: /s/ Mirko Andric

      Name: Mirko Andric

      Title: Senior Managing Director

[Vince – Signature Page to Fifth Amendment]

Annex A

Amended Credit Agreement

[Please see attached]